NYSE: NAV 1 ST QUARTER 2013 EARNINGS PRESENTATION March 7 th , 2013 Exhibit 99.2

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,”
“estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2012. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Other Cautionary Notes
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

4 NYSE: NAV 1Q 2013 Earnings – 3/7/2013 • Cash • Structural Cost Reductions • ROIC actions 1st Quarter Actions

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
9/6 –
Announced
ROIC
focused
strategy
11/15 –
First
saleable
ProStar
with ISX
to roll off
line
Drive to Deliver Progress
8/27 – Announced U.S.
Voluntary Separation
Package results and need
for Reduction In Force as
part of goal to reduce costs
by $150M-$175M. 10/31
completion date
Launch
ProStar with
13-L SCR in
April
12/11 –
Regular
production
of ProStar
with ISX
engines
10/23 –
Cummins
contract
finalized
9/6 – Realigned Senior
Leadership – weekly
meetings.   Established
daily cash management
report and
manufacturing
excellence system
August September October
November
April
8/30 – EPA
issued final
ruling
10/8 –
Company
adds two new
board
members:
Vincent J.
Intrieri and
Mark H.
Rachesky
August
September October
August
September October
10/24 – ROIC
update -
elimination of
MxF15
Equity offering;
confirmed cash
guidance
10/16 – Board approves
2013 operating plan and
addition of  John C. Pope to
BOD
10/30 –
Announced
closure of
Garland
facility
10/26 – Brazil
restructuring
complete;
approx. 700
jobs eliminated
8/27 – Lewis
Campbell named
Executive Chairman
and CEO
12/10 –
Company
adds new
board
member:
Samuel J.
Merksamer
12/18 –
Announced
intent to sell
India equity to
Mahindra
2/12– Sale of
equity interests
completed
9/6 –
3Q
Earnings
call
12/19 –
4Q
Earnings
call
12/14 –
“OK to
ship”- five
days
ahead of
schedule
2/19 – Annual
shareholder
meeting
1/7 –
Submitted
for  EPA
certification
on 13Liter
12/19 – End of
Year
manufacturing
cash balance of
$1.5B
1/6 – Best In
Class
Benchmarking
Initiative
2/19 –
Announced
sublease of
Alabama
Facility
3/04 –
announced the
sale of
Workhorse
Custom
Chassis
November
April
November
April
3/7 –
1Q
Earnings
call
10/27 – Board
approves annual
incentive plans that
tie to increasing
shareholder value

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
•
• Quality
Quality
•
• Cost
Cost
•
• Sense of Urgency
Sense of Urgency
•
• Great Products
Great Products
•
• Customer Satisfaction
Customer Satisfaction
•
• People
People
Guiding Principles               Near-Term Priorities
2013
2013
Drive to Deliver
Drive to Deliver
Deliver Our
2013 Plans
Hit Our
Launches
Improve
Quality

NYSE: NAV A. J. Cederoth, Executive Vice President & CFO 1 ST QUARTER 2013 RESULTS

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
1Q 2013 Results
* Attributable to Navistar International Corporation
1Q 2013
GAAP
1Q 2012
GAAP
Change
Revenue (Millions)
$2,637 3,009 $(372)
Manufacturing Segment Profit
(Loss) (Millions)
$1 $(97) $98
EBITDA (Millions)
$57 $(106) $163
Profit (Loss) from Continuing
Operations * (Millions)
$(114) $(144) $30
Diluted Profit (Loss)  Per Share*
from Continuing Operations
$(1.42) $(2.06) $0.64
Notes:  (1) Shares outstanding were 80.2 million in 1Q 2013 compared to 69.9 million in 1Q 2012.
(2)  Diluted (Loss) Per Share from discontinued operations were $(0.11) in 1Q 2013 and $(0.13) in 1Q 2012.
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
1Q 2012 vs. 1Q 2013
Manufacturing Segment Profit Walk
($97)
$1
($31)
$93
$36
($200)
($100)
$0
$100
1Q2012 Actual Truck Engine Parts 1Q2013 Actual
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
1Q 2013 Manufacturing Cash Update
Guidance** Actual
2012 Year End Manufacturing Cash Balance* $1,505 $1,505
EBITDA $(50) - $50 $57
CapEx/Cash Interest/Pension/OPEB Funding $(215) $(153)
Change in Net Working Capital  $(200) $(190)
Debt Payments/Restructuring Cash/Other $(90) $(30)
1Q 2013 Manufacturing Cash Balance* $950 -$1,050 $1,189
$ in millions
*Cash balance includes marketable securities.
**As shown on 12/19/2012
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Guidance:  2Q 2013 Manufacturing Cash
Guidance**
1Q 2013 Manufacturing Cash Balance* Actual $1,189
EBITDA $(25) - $25
CapEx/Cash Interest/Pension/OPEB Funding $(189)
Change in Net Working Capital $100 - $150
Restructuring Cash/Other $(75)
2Q 2013 Manufacturing Cash Balance* Guidance $1,000 - $1,100
$ in millions
* Cash balance includes marketable securities.
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

12 NYSE: NAV 1Q 2013 Earnings – 3/7/2013 • Cash balance • Market share • EBITDA 2013 Key Indicators

NYSE: NAV Troy Clarke, President & COO DRIVE TO DELIVER

14 NYSE: NAV 1Q 2013 Earnings – 3/7/2013 Drive to Deliver Progress Plan on Track • Product Launches on Schedule • Quality Continues to Improve • Exceeding Structural Cost Reductions

THE WAIT
IS OVER.
PROSTAR®+ AND CUMMINS ISX15—
BACK TOGETHER.
Reserve yours today at 1-888-9-PROSTAR or visit
InternationalTrucks.com/ProStarISX to see us in action.
NAVISTAR

NAVISTAR

15 NYSE: NAV 1Q 2013 Earnings – 3/7/2013 Hit Our Launches: ProStar Plus ISX 15 Liter

Hagamos
que las cosas sucedan
porque juntos somos más

NAVISTAR

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Hit Our Launches – MxF13 On Track
Launch Schedule
• Submitted test data to EPA
• OBD compliance on track
• Anticipate EPA/CARB certificates by end of March
to support end of April shipments
• Small fleet of validation vehicles accumulating
miles
Build began ahead of schedule for 18
full production vehicles
FY2012
FY2013
Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug
Test Units
1/7
Submit for
EPA
certification
3/05
Start Lead
Unit
Production
4/30
OK
To Ship

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Quality
• Navistar repair incidence is in line with industry
performance, and continues to improve toward best in
class
• Repair cost per engine continues to improve
• Once fixes have been identified and solutions validated,
field campaigns may be required
Bottom Line – Quality continues to improve for Trucks and Engines
Actions demonstrate our commitment to our customers

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
• Supplements structural cost improvements already underway
• Outgrowth of more functionally aligned organization
• Function-by-function review compared to 15 heavy
manufacturing peers
• Identifies more opportunities to improve cost structure, offset potential risks
Driving Financial Improvement
Benchmarking Initiative
Already on track to exceed $175 million
structural cost improvement target

Significant Progress on Business Portfolio
Actions taken to improve Return on Invested Capital (ROIC)
• Discontinue non-core
engineering programs
• Discontinue MaxxForce
15 Liter
• Sale of equity interest in
Mahindra JV
• Sublease portion of
Alabama facility to
FreightCar America
0 5 10
STRATEGIC FIT
LOW
HIGH
Grow/Sell Grow
Close/Sell Improve

NYSE: NAV
1Q 2013 Earnings – 3/7/2013

School Bus:

SCHOOL BUS
#1

#2

Medium Duty:

Class 8 Severe Service:

#2

#5

Class 8 Heavy:

NAVISTAR

A Leader in Several Commercial Vehicle Segments
Market Share
1Q FY2013: ~38%
Note: Based on market share position determined by brand
Market Share
1Q FY2013: ~25%
Market Share
1Q FY2013: ~26%
Market Share
1Q FY2013: ~11%
Market Share
Trailing Six
Months: ~40%
Market Share
Trailing Six
Months: ~28%
Market Share
Trailing Six
Months: ~27%
Market Share
Trailing Six
Months: ~12%
Note: See slide 24 for additional comments to this slides
EGR to SCR
Transition
U.S. and Canada School Bus & Class 6-8:
NYSE: NAV
1Q 2013 Earnings – 3/7/2013

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
•
• Quality
Quality
•
• Cost
Cost
•
• Sense of Urgency
Sense of Urgency
•
• Great Products
Great Products
•
• Customer Satisfaction
Customer Satisfaction
•
• People
People
Guiding Principles               Near-Term Priorities
2013
2013
Drive to Deliver
Drive to Deliver
Deliver Our
2013 Plans
Hit Our
Launches
Improve
Quality

NYSE: NAV APPENDIX

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Navistar Financial Corporation
Highlights
• 1Q 2013: $22 million Financial Services Segment Profit
• Total U.S. financing availability of $1.0B as of January 31, 2013 (includes bank facility availability of $500M)
• Debt/Equity Leverage: 2½:1
Subsequent Events
• Wholesale securitization completed in February for $200M
• Better pricing and advance rate
• Wholesale variable funding facility reduced from $750M to $500M in February
Retail Notes Bank Facility
• $840M facility refinanced in
December 2011, maturity
extended from 2012 to 2016
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
• On balance sheet
• NFSC wholesale trust as of
January 2013
– $974M funding facility
– Variable portion matures
August 2013
– Term portion matures October
2013
• On balance sheet
• Broader product offering
• Enhanced ability to support
large fleets
• Better access to less
expensive capital
Dealer Floor Plan

Total Traditional Market Share			

Total Traditional Market Share

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Market Share
NEW VIEW
Traditional Market Share Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
School buses* 55% 45% 45% 40% 45% 41% 39% 38% 43% 41% 38%
Class 6 and 7 medium trucks 36% 36% 46% 44% 41% 27% 36% 36% 34% 33% 25%
Class 8 heavy trucks 17% 16% 17% 18% 17% 17% 15% 15% 13% 15% 11%
Class 8 severe service trucks 33% 32% 36% 37% 35% 31% 30% 30% 30% 30% 26%
Combined Class 8 21% 19% 21% 22% 21% 19% 18% 18% 17% 18% 14%
25% 24% 28% 28% 26% 22% 23% 23% 24% 23% 18%
OLD VIEW
Traditional Market Share Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
School buses 49% 45% 47% 53% 49% 48% 48% 47% 49% 48%
Class 6 and 7 medium trucks 36% 36% 46% 44% 41% 27% 36% 36% 34% 33%
Class 8 heavy trucks 17% 16% 17% 18% 17% 17% 15% 15% 13% 15%
Class 8 severe service trucks 33% 32% 36% 37% 35% 31% 30% 30% 30% 30%
Combined Class 8 21% 19% 21% 22% 21% 19% 18% 18% 17% 18%
27% 26% 29% 29% 28% 22% 24% 24% 23% 23%
2011 2012
2012 2013
*Beginning in FY2013, Navistar has adjusted the way bus market share is calculated.  Navistar previously self reported retail deliveries and beginning FY2013 is using Polk registrations as the data source to improve accuracy.  Additionally, school bus market share values now consist of class B/C/D buses.  Historical data, which previously contained only class C/D buses, has been adjusted to reflect this change in methodology.  All quarter data for bus is reported on a one month lag.
2011
Market Share – U.S. & Canada School Bus and Class 6-8
Market Share – U.S. & Canada School Bus and Class 6-8
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets.  Beginning in 2011, our competitors are reporting certain RV and commercial bus chassis units consistently with how we report these units. Our “traditional” markets include CAT-branded units sold to Caterpillar under our North
America supply agreement.

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Worldwide Truck Chargeouts
We define our “traditional” markets
to include U.S. and Canada School
bus and Class 6 through 8 medium
and heavy truck. We classify
militarized commercial vehicles
sold to the U.S. and Canadian
militaries as Class 8 severe service
within our “traditional” markets. Our
“traditional” markets include CAT-
branded units sold to Caterpillar
under our North America supply
agreement.
FISCAL YEAR 2011 Q1 Q2 Q3 Q4 FULL YEAR
BUS 2,100 2,000 2,200 2,900 9,200
MEDIUM 4,600 7,200 7,400 7,900 27,100
HEAVY 4,700 5,200 6,800 9,000 25,700
SEVERE 2,700 3,200 3,700 3,700 13,300
TOTAL 14,100 17,600 20,100 23,500 75,300
NON-TRADITIONAL MILITARY 100 400 200 700 1,400
EXPANSIONARY 4,900 6,900 8,000 9,500 29,300
WORLDWIDE TRUCK-Continued Ops 19,100 24,900 28,300 33,700 106,000
DISCONTINUED OPERATIONS 400 700 600 700 2,400
WORLDWIDE TRUCK-Total 19,500 25,600 28,900 34,400 108,400
FISCAL YEAR 2012 Q1 Q2 Q3 Q4 FULL YEAR
BUS 1,700 2,600 2,900 2,500 9,700
MEDIUM 4,300 7,100 5,800 4,700 21,900
HEAVY 8,000 7,200 6,300 5,600 27,100
SEVERE 3,300 3,600 3,600 3,100 13,600
TOTAL 17,300 20,500 18,600 15,900     72,300
NON-TRADITIONAL MILITARY 200 400 500 500         1,600
EXPANSIONARY 7,200 7,300 7,600 7,400      29,500
WORLDWIDE TRUCK-Continued Ops 24,700 28,200 26,700 23,800     103,400
DISCONTINUED OPERATIONS 200 200          400        900         1,700
WORLDWIDE TRUCK-Total 24,900 28,400 27,100 24,700 105,100
FISCAL YEAR 2013 Q1 Q2 Q3 Q4 FULL YEAR
BUS 2,100 -           -         -          2,100
MEDIUM 4,100 -           -         -          4,100
HEAVY 4,500 -           -         -          4,500
SEVERE 2,400 -           -         -          2,400
TOTAL 13,100 -           -         -          13,100
NON-TRADITIONAL MILITARY 300 -           -         -          300
EXPANSIONARY 6,600 -           -         -          6,600
WORLDWIDE TRUCK-Continued Ops 20,000 -           -         -          20,000
DISCONTINUED OPERATIONS 200 -           -         -          200
WORLDWIDE TRUCK-Total 20,200 0 0 0 20,200

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 27,200    37,100    38,200    36,100    138,600
Other OEM sales 4,500      4,400      3,700      3,600      16,200
Intercompany sales 17,300    23,500    22,300    25,700    88,800
Total Shipments 49,000    65,000    64,200    65,400    243,600
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 24,100    25,300    28,600    28,700    106,700
Other OEM sales 2,200      2,000      3,000      2,900      10,100
Intercompany sales 21,600    23,400    20,600    17,500    83,100
Total Shipments 47,900    50,700    52,200    49,100    199,900
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 25,700    -         -         -         25,700
Other OEM sales 1,900      -         -         -         1,900
Intercompany sales 16,400    -         -         -         16,400
Total Shipments 44,000    -         -         -         44,000
2013
2011
2012
Worldwide Engine Shipments

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Order Receipts – U.S. & Canada
(in units) 2012 2013 Change
Percentage
Change
"Traditional" Markets (U.S. and Canada)
School buses 2,100 1,500 (600) -29%
Class 6 and 7 medium trucks 5,400 3,300 (2,100) -39%
Class 8 heavy trucks 8,100 5,800 (2,300) -28%
Class 8 severe service trucks (A) 4,000 1,900 (2,100) -53%
Total "traditional" markets 19,600 12,500 (7,100) -36%
Combined class 8 trucks 12,100 7,700 (4,400) -36%
Three Months Ended
January 31,
Order Receipts: U.S. & Canada (Units)
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Our
“traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.

13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
1/31/03
3/31/03
5/31/03
7/31/03
9/30/03
11/30/03
1/31/04
3/31/04
5/31/04
7/31/04
9/30/04
11/30/04
1/31/05
3/31/05
5/31/05
7/31/05
9/30/05
11/30/05
1/31/06
3/31/06
5/31/06
7/31/06
9/30/06
11/30/06
1/31/07
3/31/07
5/31/07
7/31/07
9/30/07
11/30/07
1/31/08
3/31/08
5/31/08
7/30/08
9/30/08
11/30/08
1/31/09
3/31/09
5/31/09
7/31/09
9/30/09
11/30/09
1/31/10
3/31/10
5/31/10
7/31/10
9/30/10
11/30/10
1/31/11
3/31/11
5/31/11
7/31/11
9/30/11
11/30/11
1/31/12
3/31/12
5/31/12
7/31/12
11/30/12
1/31/13

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.
Excludes the US portion of IC Bus

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Frequently Asked Questions
Q1: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q2: What is included in your equity in loss of non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated.
Q3:
What is your net income attributable to non-controlling interests?
A:
Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q4: How will the changing Department of Defense (DoD) budget affect Navistar in FY 2013?
A:
We ended FY 2012 with approximately $1.1 billion in military revenues and based on the current environment we expect military revenues for FY 2013 to be approximately $750 million. The coming year will present challenges, but Navistar’s commercial expertise may be an advantage when the DoD is asked to “do more with less.” In addition, the Company continues to pursue a number of foreign military opportunities. Finally, the Company has a fleet of more than 34,000 vehicles in operation in approximately
26 countries, including more than 9,000 vehicles operating with Afghan Security Forces. These vehicles will require parts and sustainment support throughout their lifecycles.
Q5: How would Sequestration impact Navistar?
A: The full impact of Sequestration is still not known. While we will likely see some impact to the number of defense orders our business structure and product portfolio lessen the risk.
Q6: What are your expected 2013 and beyond pension funding requirements?
A: Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. In 2013, we expect to contribute $166 million to meet the minimum required contributions for all plans. We currently expect that from 2014 through 2016, the Company will be required to contribute at least $200 million per year in to the Plans, depending on asset performance and discount rates. This is lower than our previously reported expectations due to the impact of the Moving Ahead for Progress in the 21st Century Act which was enacted in
July 2012.

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Frequently Asked Questions
Q7: Why did the Company establish an additional valuation allowance on its domestic deferred tax assets in the fourth quarter of 2012?
A: On a quarterly basis, we are required to evaluate the need to establish a valuation allowance for our deferred tax assets based on our assessment of whether it is more likely than not that current or deferred tax benefits will be realized through the generation of future taxable income. We give appropriate consideration to all available evidence, both positive and negative, in assessing the need for a valuation allowance. In the fourth quarter of 2012 we concluded that with the continued deterioration of our domestic performance and additional significant warranty charges, there was not sufficient objective evidence of our ability to realize the benefits of domestic deferred tax assets on a more likely than not basis and accordingly established a full domestic valuation allowance.
Q8: How will the establishment of the valuation allowance affect future tax expense?
A: In the foreseeable future, our tax expense will be limited to our significant foreign locations. Therefore, our effective tax rate could be impacted and distortive in comparison to our peers without a valuation allowance.
Q9: What is your expectation for future cash tax payments?
A: Our cash tax payments will remain low in 2013 and will gradually increase as we utilize available net operating losses (NOLs) and tax credits in the future years.
Q10: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2012 the Company has deferred tax assets for U.S. federal NOLs valued at $319 million, state NOLs valued at
$95 million, and foreign NOLs valued at $169 million, for a total undiscounted cash value of $583 million. In addition to NOLs, the
Company has deferred tax assets for accumulated tax credits of $218 million and other deferred tax assets of $2.1 billion resulting in net deferred tax assets before valuation allowances of approximately $2.9 billion. Of this amount, $2.7 billion is subject to a valuation allowance at the end of FY2012.

U.S. and Canadian Class 8 Truck Sales

Reconciliation to ACT:	**2013**
ACT*	227,500
CY to FY adjustment	(4,600)
Total (ACT comparable Class 8 to Navistar)	**222,900**
Navistar Industry Retail Deliveries Combined Class 8 Trucks	215,000
Navistar difference from ACT	7,900
	3.7%

*Source: ACT N.A. Commercial Vehicle Outlook - February, 2013

NAVISTAR

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Frequently Asked Questions
Q11: How does your FY 2013 Class 8 industry compare to ACT Research?
A:
Q12: What is your manufacturing interest expense for Fiscal Year 2013?
A: Interest expense is forecasted at $242 million.
Q13: What should we assume for capital expenditures in Fiscal Year 2013?
A: We plan to continue capital spending within the traditionally guided range of $200 million to $300 million for products and development although we expect to be at the lower end of the range. Capital spending related to Engineering Integration is funded through the RZFBs and is not included in that range.

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Frequently Asked Questions
Q14: For the manufacturing debt currently outstanding in your most recent financial statement filings, what are the respective maturity dates and principal amounts outstanding?
A: The amounts and maturity dates are as follows (the values shown below are the amounts due and exclude the accounting impact of any OID or bifurcation):
Senior Secured Term Loan Credit Facility, due July 16, 2014 $998 million
8.25% Senior Notes due November 1, 2021 $900 million
3.0% Senior Subordinated Convertible Notes due October 15, 2014 $570 million
Debt of majority owned dealerships (various maturity dates) $51 million
Financing arrangements and capital lease obligations (various maturity dates) $93 million
Loan Agreement related to the 6.5% Tax Exempt Bonds due October 1, 2040 $225 million
Promissory Note due September 30, 2015 $28 million
Other (various maturity dates) $68 million
Total $2,933 million

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
The debt balances listed above include accounting impacts of any OID and bifurcation.
Outstanding Debt Balances
Manufacturing operations:
Senior Secured Term Loan Credit Facility, due 2014, net of unamortized discount of $9 and $8,
respectively ……………………………………………………………………………………………….. $           991 $               990
872 873
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $50 and $44, respectively ……………………………………………………………………………………………….. 520 526
Debt of majority-owned dealerships ……………………………………………………………………… 60 51
Financing arrangements and capital lease obligations ………………………………………………….… 140 93
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040 …………………………………….….… 225 225
Promissory Note ……………………………………………………………………………………..…… 30 28
Other …………………………………………………………………………………………………….… 67 68
Total manufacturing operations debt ………………………………………………………………..… 2,905 2,854
Less: Current portion ……………………………………………………………………………………... 172 125
Net long-term manufacturing operations debt ……………………………………………………..…. $        2,733 $           2,729
Financial Services operations:
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019 $           994 $                811
763 726
Commercial paper, at variable rates, matured in 2013 ………………………………………………...… 31 —
Borrowings secured by operating and finance leases, at various rates, due serially through 2017 ……… 78 71
Total financial services operations debt ……………………………………………………………… 1,866 1,608
Less: Current portion …………………………………………………………………………..………… 1,033 811
Net long-term financial services operations debt ………………………………………..…………… $           833 $               797
October 31,
2012
January 31,
2013 (in millions)
Bank revolvers, at fixed and variable rates, due dates from 2013 through 2019 …………………………
8.25% Senior Notes, due 2021, net of unamortized discount of $28 and $27, respectively ………………

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
Manufacturing Cash Flow
Beginning Mfg. Cash
1
Balance Fiscal 2010 Fiscal 2011 Fiscal 2012 Q1 2013
October 31, 2009 1,152 $
October 31, 2010 1,100 $
October 31, 2011 1,186 $
October 31, 2012 1,505 $
Approximate Cash Flows:
From Operations 409 680 (298) (203)
From Investing / (Cap Ex) (350) (485) (362) (71)
From Financing / (Debt Pay Down) (110) (106) 977 (37)
Exchange Rate Effect (1) (3) 2 (5)
Net Cash Flow (52) $            86 $             319 $            (316) $
Ending Mfg. Cash
1
Balance:
October 31, 2010 1,100 $
October 31, 2011 1,186 $
October 31, 2012 1,505 $
January 31, 2013 1,189 $
1 Cash = Cash, Cash Equivalents & Marketable Securities

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with
GAAP.
Manufacturing Segment Results:
We believe manufacturing segment results, which includes the segment results of our Truck, Engine, and Parts reporting segments, provide meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results.
Manufacturing Cash Flow and Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing cash flow is used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. Our manufacturing cash flow is prepared with marketable securities being treated as a cash equivalent. Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
SEC Regulation G –
Manufacturing Cash Fiscal Year Comparison
Manufacturing cash, cash equivalents, and marketable securities reconciliation:
(Dollars in Millions)
October 31,
2010
October 31,
2011
October 31,
2012
January 31,
2013
Manufacturing segment cash and cash equivalents
534 $         488 $         1,059 $      438 $
Financial services segment cash and cash equivalents
51 51 28 59
Consolidated cash and cash equivalents
585 $         539 $         1,087 $      497 $
Manufacturing marketable securities
566 $         698 $         446 $         751 $
Financial services segment marketable securities
20 20 20 20
Consolidated marketable securities
586 $         718 $         466 $         771 $
Manufacturing segment cash and cash equivalents 534 $         488 $         1,059 $      438 $
Manufacturing marketable securities 566 698 446 751
Manufacturing segment cash, cash equivalents and marketable securities 1,100 $      1,186 $      1,505 $      1,189 $

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
SEC Regulation G –
Manufacturing Cash
(Dollars in Millions)
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
For the year ended October 31, 2010
Cash flows from operations $             409 $             698 $                 - $        1,107
Cash flows from investing / capital expenditures: (350) 492 (576) (434)
Cash flows from financing / debt pay down (110) (1,180) (10) (1,300)
Effect of exchange rate changes
(1) 1 - -
Net cash flows (52) 11 (586) (627)
Beginning cash, cash equivalents and marketable securities
balance
1,152 60 - 1,212
Ending cash, cash equivalents and marketable securities balance
$           1,100 $               71 $            (586) $             585
For the year ended October 31, 2011
Cash flows from operations $             680 $             200 $                 - $             880
Cash flows from investing / capital expenditures: (485) (206) (132) (823)
Cash flows from financing / debt pay down (106) 6 - (100)
Effect of exchange rate changes
(3) - - (3)
Net cash flows 86 - (132) (46)
Beginning cash, cash equivalents and marketable securities
balance
1,100 71 (586) 585
Ending cash, cash equivalents and marketable securities balance
$      1,186 $          71 $         (718) $          539
Manufacturing segment cash flow reconciliation:

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
SEC Regulation G –
Manufacturing Cash
(Dollars in Millions)
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
For the year ended October 31, 2012
Cash flows from operations $           (298) $             908 $               - $             610
Cash flows from investing / capital expenditures: (362) 108 252 (2)
Cash flows from financing / debt pay down 977 (1,040) - (63)
Effect of exchange rate changes
2 1 - 3
Net cash flows 319 (23) 252 548
Beginning cash, cash equivalents and marketable securities
balance
1,186 71 (718) 539
Ending cash, cash equivalents and marketable securities balance
$           1,505 $               48 $            (466) $           1,087
For the three months ended January 31, 2013
Cash flows from operations $            (203) $             269 $               - $               66
Cash flows from investing / capital expenditures: (71) 29 (305) (347)
Cash flows from financing / debt pay down (37) (266) - (303)
Effect of exchange rate changes
(5) (1) - (6)
Net cash flows (316) 31 (305) (590)
Beginning cash, cash equivalents and marketable securities
balance
1,505 48 (466) 1,087
Ending cash, cash equivalents and marketable securities balance
$           1,189 $               79 $            (771) $             497
Manufacturing segment cash flow reconciliation:

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
SEC Regulation G –
EBITDA reconciliation:
Three Months Ended
January 31,
(in millions) 2013 2012
Loss from continuing operations attributable to NIC, net of tax
$ )
$ (144)
Plus:
Depreciation and amortization expense ……………................................... 78
Manufacturing interest expense
(A)
…........................................................

36
Less:
Income tax benefit (expense) .................................................................
(15)

EBITDA $ 57 $ (106)
(A) Manufacturing interest expense is the net interest expense primarily generated from borrowings that support our manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense.
Three Months Ended
January 31,
(in millions) 2013 2012
Interest expense ...........................................................................................................................
$ 74
$ 61
Less:
Financial services interest expense.....................................................................................
(18)
(25
)
Manufacturing interest expense …...............................................................................................
$ 56
$ 36
(114

Manufacturing segment profit (loss) reconciliation:
Three Months Ended
January 31,
(in millions) 2013 2012
Loss from continuing operations attributable to NIC, net of tax .............................................................
$ (114) $ (144)
Less:
Financial services segment profit ..................................................................................................
22 27
Corporate and eliminations ...........................................................................................................
(122) (150)
Income tax benefit (expense) ......................................................................................................
(15)
76
Manufacturing segment profit (loss)
................................................................................................. $ 1 $ (97)
.........................
................................ .................................................................................................

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
SEC Regulation G –
Significant Items included within our results:

Three Months Ended
January 31,
(in millions) 2013* 2012
Accelerated depreciation
(A)
.............................................................................................................. $ 25
$
Charges for non-conformance penalties
(B)
......................................................................................
10
Legal settlement
(C)
...........................................................................................................................
(35)
Adjustments to pre-existing warranties
(D)
........................................................................................
—
8
Engineering integration costs
(E)
.......................................................................................................
—
______________
(A) The charges for accelerated depreciation, of which $15 million was recognized in the Truck segment and $10 million in the Engine segment, included $13 million for certain assets related to the discontinuation of our
MaxxForce15L engine and $12 million for certain assets related to the planned closure of our Garland Facility.
(B) In the first quarter of 2013, our Engine segment recorded a charge of $10 million for NCPs, primarily for certain
13L engine sales.
(C) As a result of the legal settlement with Deloitte and Touch LLP in December 2012, we received cash proceeds of $35 million, which was recorded as a gain to Other expense (income) in the first quarter of 2013.
(D) The warranty adjustment represents an unanticipated increase in warranty spend for certain 2007 and 2010 emission standard engines, with the majority relating to the initial build of 2010 emission standard engines.
Component complexity associated with meeting new emission standards have contributed to higher repair costs, which have exceeded those that we have historically experienced. In the first quarter of 2012, we recorded a charge for adjustments to pre-existing warranties of $123 million, offset by a tax benefit of $42 million. Our Engine segment recognized pre-tax charges of $112 million for adjustments to pre-existing warranties.
(E) Engineering integration costs relate to the consolidation of our truck and engine engineering operations, as well as the relocation of our world headquarters. In the first quarter of 2012, the charge included related costs of $12 million, offset by a tax benefit of $4 million. Our Truck segment recognized pre-tax costs of $9 million relating to these actions in the first quarter of 2012.
* There was no tax effect on the significant items included with our results in the first quarter of 2013, due to valuation allowance on our U.S. deferred tax assets.

NYSE: NAV
1Q 2013 Earnings – 3/7/2013
ROIC Definition
(PBT
1
+ Mfg Interest + Implied Interest on Operating Leases) X (1-Cash Tax Rate)
Paid-in-Capital – Treasury Stock + Retained Earnings
2
+ Book Value of
Operating Leases + Book Value of Mfg Debt
3
– Mfg Cash
4
1
– Excludes significant items items such as restructuring, impairments, and engineering integration expenses
2
–
If an Accumulated Deficit exists, then it will not be included in the calculation
3
– Excludes Financial Services Operation debt
4
–
Manufacturing Cash includes Cash and cash equivalents + Marketable securities